                                AMENDMENT NO. 11

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Protection Advantage VUL, Form No. 07921.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                SCHEDULE A

FUNDS AVAILABLE UNDER                           SEPARATE ACCOUNTS            POLICIES/CONTRACTS FUNDED BY THE SEPARATE
THE POLICIES                           UTILIZING SOME OR ALL OF THE FUNDS                     ACCOUNTS
----------------------                 ----------------------------------   -------------------------------------------
AIM V.I. International Growth Fund     American General Life Insurance      Platinum Investor I
AIM V.I. Core Equity Fund              Company Separate Account VL-R        Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into   Established: May 1, 1997             Insurance Policy
AIM V.I. Core Equity)                                                       Policy Form No. 97600

                                                                            Platinum Investor II
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 97610

                                                                            Corporate America
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 99301

                                                                            Platinum Investor Survivor Last Survivor
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No.  99206

                                                                            Platinum Investor Survivor II Last Survivor
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 01206

                                                                            Platinum Investor III
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 00600

                                                                            Platinum Investor PLUS Flexible
                                                                            Premium Variable Life Insurance
                                                                            Policy
                                                                            Policy Form No. 02600

                                                                            Platinum Investor FlexDirector
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 03601

AIM V.I. International Growth Fund     American General Life Insurance      Platinum Investor IV
AIM V.I. Core Equity Fund              Company Separate Account VL-R        Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into   Established: May 1, 1997             Insurance Policy
AIM V.I. Core Equity)                  (continued)                          Policy Form No. 04604
(continued)

                                                                            Legacy Plus
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 98615

AIM V.I. International Growth Fund                                          Platinum Investor VIP
                                                                            Flexible Premium Variable Universal
                                                                            Life Insurance Policy
                                                                            Policy Form No. 05604

                                                                            AIG Corporate Investor VUL
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 99301

                                                                            AG Legacy Plus
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 99616

AIM V.I. Global Real Estate Fund                                            AIG Income Advantage VUL
AIM V.I. International Growth Fund                                          Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 07704

                                                                            AIG Protection Advantage VUL
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 07921

AIM V.I. Capital Appreciation Fund                                          The One VUL Solution
AIM V.I. Government Securities Fund                                         Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                    Insurance Policy
AIM V.I. International Growth Fund                                          Policy Form No. 99615

AIM V.I. International Growth Fund     American General Life Insurance      Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund              Company Separate Account D           Policy Form No. 98020
(AIM V.I. Premier Equity merged into   Established: November 19, 1973
AIM V.I. Core Equity)                                                       Platinum Investor Immediate Variable
                                                                            Annuity
                                                                            Policy Form No. 03017

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                SCHEDULE B

     -    AIM VARIABLE INSURANCE FUNDS
          AIM V.I. Core Equity Fund
          AIM V.I. International Growth Fund
          AIM V.I. Global Real Estate Fund

Effective Date: February 1, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter A. Davidson           By: /s/ Carolyn L. Gibbs
        -----------------------------       ------------------------------------
Name: Peter A. Davidson                 Name: Carolyn L. Gibbs
Title: Assistant Secretary              Title: Assistant Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Peter A. Davidson           By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter A. Davidson                 Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: Executive Vice President

(SEAL)


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)